Exhibit 21.1

Bluerock Residential Growth REIT, Inc.

List of Subsidiaries

  Bluerock Residential Holdings, L.P., a Delaware limited partnership
  Bluerock REIT Holdings, LLC, a Delaware limited liability company
  BEMT Springhouse, LLC, a Delaware limited liability company
  BR Springhouse Managing Member, LLC, a Delaware limited liability company
  BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company
  BR Springhouse, LLC, a Delaware limited liability company
  BEMT Enders, LLC, a Delaware limited liability company
  BR Enders Managing Member, LLC, a Delaware limited liability company
  Waypoint Bluerock Enders JV, LLC, a Delaware limited liability company
  Waypoint Enders Owner, LLC, a Delaware limited liability company
  BEMT Berry Hill, LLC, a Delaware limited liability company
  BR Berry Hill Managing Member, LLC, a Delaware limited liability company
  BR Berry Hill Managing Member II, LLC, a Delaware limited liability company
  BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company
  23Hundred, LLC, a Delaware limited liability company
  BRG North Park Towers, LLC, a Delaware limited liability company
  BR VG Ann Arbor JV Member, LLC, a Delaware limited liability company
  BRG Ann Arbor, LLC, a Delaware limited liability company
  Village Green of Ann Arbor Associates, LLC, a Michigan limited liability company
  BR Oak Crest Villas, LLC, a Delaware limited liability company
  BRG Oak Crest, LLC, a Delaware limited liability company
  Oak Crest Villas JV, LLC, a Delaware limited liability company
  Villas Partners, LLC, a Delaware limited liability company
  BR Waterford JV Member, LLC, a Delaware limited liability company
  BRG Waterford, LLC, a Delaware limited liability company
  Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company

  BR VG MDA JV Member, LLC, a Delaware limited liability company
  BEMT MDA, LLC, a Delaware limited liability company
  MDA City Apartments, LLC, a Delaware limited liability company
  BR T&C BLVD JV Member, LLC, a Delaware limited liability company
  BRG T&C BLVD Houston, LLC, a Delaware limited liability company
  BR T&C BLVD., LLC, a Delaware limited liability company
  BR Lansbrook JV Member, LLC, a Delaware limited liability company
  BRG Lansbrook, LLC, a Delaware limited liability company
  BR Carroll Lansbrook JV, LLC, a Delaware limited liability company
  BR Carroll Lansbrook, LLC, a Delaware limited liability company
  BR Orlando UCFP, LLC, a Delaware limited liability company
  BRG UCFP Investor, LLC, a Delaware limited liability company
  BR/CDP UCFP Venture, LLC, a Delaware limited liability company
  UCFP Owner, LLC, a Delaware limited liability company
  BRG Southside, LLC, a Delaware limited liability company
  BR Southside Member, LLC, a Delaware limited liability company
  BR Bellaire BLVD, LLC, a Delaware limited liability company
  BRG Grande Lakes, LLC, a Delaware limited liability company
  BR Carroll Grande Lakes JV, LLC, a Delaware limited liability company
  BR Carroll Arium Grande Lakes Owner, LLC, a Delaware limited liability company
  BR Fox Hills TIC-1, LLC, a Delaware limited liability company
  BR Fox Hills TIC-2, LLC, a Delaware limited liability company
  BR Park & Kingston Charlotte, LLC, a Delaware limited liability company
  CB Owner, LLC, a Delaware limited liability company
  BR/CDP CB Venture, LLC, a Delaware limited liability company
  BR Cheshire Member, LLC, a Delaware limited liability company
  BRG Cheshire, LLC, a Delaware limited liability company
  BRG Ashton NC, LLC, a Delaware limited liability company

  BR Ashton I Owner, LLC, a Delaware limited liability company
  BRG World Gateway Orlando, LLC, a Delaware limited liability company
  BR World Gateway JV Member, LLC, a Delaware limited liability company
  BR Carroll World Gateway Orlando JV, LLC, a Delaware limited liability company
  BR Carroll World Gateway, LLC, a Delaware limited liability company
  BRG Whetstone Durham, LLC, a Delaware limited liability company
  BR Whetstone Member, LLC, a Delaware limited liability company
  BR-TBR Whetstone Venture, LLC, a Delaware limited liability company
  BR-TBR Whetstone Owner, LLC, a Delaware limited liability company
  BRG DFW Portfolio, LLC, a Delaware limited liability company
  BR DFW Portfolio Member, LLC, a Delaware limited liability company
  BR Carroll DFW Portfolio JV, LLC, a Delaware limited liability company
  BR Carroll Phillips Creek Ranch, LLC, a Delaware limited liability company
  BR Carroll Phillips Creek Ranch Holdings, LLC, a Delaware limited liability company
  BR Carroll Keller Crossing, LLC, a Delaware limited liability company
  BR Carroll Keller Crossing Holdings, LLC, a Delaware limited liability company
  Villas Phillips Creek Partners, LLC, a Georgia limited liability company
  FW Tarrant Partners, LLC, a Georgia limited liability company
  BRG Domain Phase 1, LLC, a Delaware limited liability company
  BR Member Domain Phase 1, LLC, a Delaware limited liability company
  BR – ArchCo Domain Phase 1 JV, LLC, a Delaware limited liability company
  BR – ArchCo Domain Phase 1, LLC, a Delaware limited liability company
  BRG Domain Phase 2, LLC, a Delaware limited liability company
  BR Member Domain Phase 2, LLC, a Delaware limited liability company
  BR – ArchCo Domain Phase 2 JV, LLC, a Delaware limited liability company
  BR – ArchCo Domain Phase 2, LLC, a Delaware limited liability company
  BRG Domain Phase 3, LLC, a Delaware limited liability company
  BR Member Domain Phase 3, LLC, a Delaware limited liability company

  BR – ArchCo Domain Phase 3 JV, LLC, a Delaware limited liability company
  BR – ArchCo Domain Phase 3, LLC, a Delaware limited liability company
  BRG Flagler Village, LLC, a Delaware limited liability company
  BR Flagler JV Member, LLC, a Delaware limited liability company
  BR ArchCo Flagler Village JV, LLC, a Delaware limited liability company
  BR ArchCo Flagler Village, LLC, a Delaware limited liability company
  BR-TBR Whetstone Owner, LLC, a Delaware limited liability company
  BRG Lake Boone NC, LLC, a Delaware limited liability company
  BR Lake Boone JV Member, LLC, a Delaware limited liability company
  BR-TBR Lake Boone NC Venture, LLC, a Delaware limited liability company
  BR-TBR Lake Boone NC Owner, LLC, a Delaware limited liability company
  BRG SW FL Portfolio, LLC, a Delaware limited liability company
  BR SW FL Portfolio JV Member, LLC, a Delaware limited liability company
  BR Carroll SW FL Portfolio JV, LLC, a Delaware limited liability company
  BR Carroll Palmer Ranch, LLC, a Delaware limited liability company
  BR Carroll Naples, LLC, a Delaware limited liability company
  BRG Morehead NC, LLC, a Delaware limited liability company
  BR Morehead JV Member, LLC, a Delaware limited liability company
  BR ArchCo Morehead JV, LLC, a Delaware limited liability company
  BR ArchCo Morehead, LLC, a Delaware limited liability company